Exhibit 99.1

LD Micro Fifth Annual Conference December 2012 Michael S. Wasik, CEO and Chairman

Forward-Looking Statements

This Presentation contains forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995. All statements included herein that address activities, events or developments that the Company expects, believes, estimates, plans, intends, projects or anticipates will or may occur in the future, including statements regarding (i) the Company’s beliefs and expectations with respect to the Hyatt contract, (ii) the Company’s assumptions and beliefs with respect to expected revenue per room, and (iii) the Company’s growth strategy, are forward-looking statements. Actual events may differ materially from those anticipated in the forward-looking statements. These statements are based upon current expectations and beliefs and are subject to a number of factors and uncertainties including, without limitation, the effectiveness of the Company’s growth strategies and sales efforts, competitive factors, legal disputes, and other risks described in the Company’s Annual Report on Form 10-K for the year ended December 31, 2011 and other filings the Company makes with the SEC from time to time. In light of the significant uncertainties inherent in the forward-looking statements included herein, the inclusion of such information should not be regarded as a representation by the Company that the objectives and expectations of the Company will be achieved.

Presentation Highlights

- Roomlinx is a leading developer of intelligent interactive entertainment systems for the hospitality industry

Superior Product and Technology Platform	• **Interactive, dynamic** digital media today versus layers of static content historically • Seamless connectivity with the guest's digital life • Platform can evolve with ever-changing technology and media trends
Large Market Opportunity	• 4.5 million US hotel rooms located in more than 50,000 properties • **Multi-billion** dollar market opportunity
Crossing Inflection Point	• Hyatt agreement drives significant revenue ramp with a clear path to profitability • Hyatt **validation** has elevated Roomlinx's visibility throughout the hospitality industry
Strong Business Model	• **Scalable** service model fits any hotel size and/or class • Multiple revenue streams – Internet, entertainment, advertising, and e-Commerce • Flexible fee structure provides **incremental revenue opportunity** to hotel and Roomlinx

3

Roomlinx Delivers Three Network Based Services

• Proprietary Interactive TV Platform

• High Speed Internet Network (wired and wireless)

• High Definition Satellite TV Programming

A single source provider simplifies processes and provides cost savings

Value to the Hotel Guest

MORE ACCESS MORE CONTENT

 High Speed Internet Access on 4 devices

 Streaming Media &

 Video-on-Demand

B B

 Take & Go

 Best of TV and Internet

 Integration with property & 3rd party  Intuitive, easy to use interface apps provides direct guest access to:

Transparent pricing model based on o Hotel services guests’ desired features and functionality o Travel services Premium package delivers unparalleled value relative to o Business tools competitors

MORE FEATURES MORE VALUE

Guest experience is better than being at home

Value to the Hotel Property

BEST IN CLASS

- **Brand–differentiating** amenity
- Superior entertainment and service experience
- Drives "**heads in beds"**

CONTROL

- **Control** the look and feel
- One-stop shop for hotel managers
- **Real-time** updates
- Manage multiple services on **single infrastructure**


NOW

- Better understand guest behavior
- Identify and **monetize trends**
- **Evolve** with changing guest demands and media/technology trends
- TV is key touch point to the guest

VISIBILITY

- Directly increase revenues and decrease costs
- SmartRoom concept
- SmartEvent Module / Ad platform

IMPROVED BOTTOM LINE

Flexible Architecture Enabling Hotels to Meet Changing Guest Demands

6

Value to the Marketing Partners/Providers

Better Brand Awareness Interactive contact with guests  Affinity Programs

 Let guests know they’re using  while their enjoying our services Sign new customers while premium services they’re experiencing your

Simplified guest experience and  product/service

 Emotional brand building ability to conduct interactive brand marketing

Consumer Marketing Local Services

 Market local services and events

 Desirable demographic

 Known location

 Leisure time to explore

Connecting Guests to Their Brands and Services

Roomlinx Interactive TV Architecture

Can be delivered to rooms via coax or cat5e/Cat6 cabling



Content
Switching Gear
IP Network Controller
ISP Router
Firewall
VoD Server
Session Server
VLAN
Property Systems
Guest Printing
Coax
Cat5e/Cat6
Cable Modem
Media Console
HDMI Cable
HDMI Cable
Media Console

8

Roomlinx Product Suite

- Offers 2 different solution levels to meet the needs of a broad array of hotel guests and brands

Roomlinx Product Suite		Hotel Targets	Estimated Revenue per Room [1]	
Interactive TV – Full Solution • The richest feature set, more revenue generation and best guest experience • Internet, HDTV, VoD, PC functionality and hotel services		Luxury Resorts Full-Service	One-Time installation Monthly Recurring	\$500-\$800 \$24-\$30
HDTV / VoD – Lite Solution • Cost effective solution to meet immediate needs • HD FTG Programming, VoD and Hotel Services		Full-Service Select Service	One-Time installation Monthly Recurring	\$100-\$200 \$12-\$15

(1) Monthly recurring revenue includes HD sat TV (fixed), iTV (variable), and Internet services (fixed)
(2) 70% of installs expected to be Full
(Please refer to slide 2 for important qualifications on these estimated figures)

15

Hyatt Partnership

- In March 2012, Hyatt announced that Roomlinx is the standard media platform for its full-service brands
  - Hyatt selected Roomlinx over 15 other solution providers
  - Hyatt significantly invested in a successful pilot
- Hyatt Master Service Agreement
  - Commits to 30,000 rooms within 18 months
    - 15,000 owned and 15,000 managed or franchised
  - Intends to complete 60,000 rooms within 24 months
  - Hyatt responsible for equipment and installation costs
- Roomlinx revenue opportunity
  - Recurring fixed revenue for internet and TV services
  - Incremental variable revenue on upsell for improved internet, expanded TV, and premium content offerings
- Hyatt revenue opportunity
  - Revenue share of incremental variable revenue, previously unavailable under prior provider relationships

"Today's guests are more tech savvy than ever. They want a sophisticated, yet simplified technology and entertainment experience that is the same or better than what they have at home. "

- Pete Sears, Senior Vice President, Operations, North America, Hyatt Hotels and Resorts

16

Hyatt Opportunity Is Significant

Expected time One-Time Recurring Revenues frame Revenues

Expected revenue/room $400-$1,200 $12-30/month

Expected gross margin 12% 55%

Expected totals from 60k By 2Q 2014 $30-$40M $10-$18M/year rooms installed

Roomlinx expects to achieve cash flow break-even and operating profitability on 30,000 rooms installed

Projections do not include any potential revenue from non-Hyatt installs

Hyatt Rollout Status

% OF 60,000 HYATT HOTEL ROOMS COMPLETED >95% TARGET 4Q12 1Q13 3Q13 1Q14 2Q14

• Roomlinx is on track to complete 4Q12 thru Nov 29 12 deployment of 60,000 rooms in 136 100% hotels by 2Q14

90%

• 94% site surveys completed

80%

• 51% quotes approved

70%

• 36% under contract

60%

• 33% installing or installed

50%

• 27% in service 56,664

40%

• 10+ install teams up and running as of 4Q12 30%

• Current install capacity of 10+ 20% 30,514 hotels per month 21,347

10% 19,800 16,134

• Substantial progress over 2Q12

0%

• Site surveys up 3x Site Survey Quoted Contracted Installing / In Service Installed

• Installation activity up 6x

REVENUE $0 $0 $0 ~$600/room $15-25/room POTENTIAL one-time Monthly

Significant Opportunity Outside of Hyatt

- More than 4.5 million hotel rooms in the United States alone
- *Hyatt service agreement could provide entry to other large multi-brand hotel management companies*



Rooms
Top 10 Worldwide Hotel Groups by Rooms
700,000
600,000
500,000
400,000
300,000
200,000
100,000
0
647,161
605,938
605,713
602,056
507,306
495,145
308,700
307,155
165,061
120,806
60,000
Hyatt Contract
IHG
HILTON WORLDWIDE
WYNDHAM WORLDWIDE
Marriott
ACCOR
CHOICE HOTELS
starwood
Best Western
CARLSON
HYATT
Hotel Brands
• Holiday Inn
• Crowne Plaza
• InterContinental
• Candlewood
• Hilton
• Doubletree
• Embassy
• Hampton
• Days Inn
• Ramada
• Super 8
• Wingate
• Marriott
• Courtyard
• Fairfield
• Ritz-Carlton
• Sofitel
• Novotel
• Mercure
• Ibis
• Comfort Inn
• Quality Inn
• EconoLodge
• Sleep inn
• Sheraton
• St. Regis
• W
• Westin
• Best Western
• Radisson
• Park Plaza
• Park Inn
• Country Inn
• Hyatt
• Park Hyatt
• andaz
• Hyatt Regency

Source: *Database MKG Hospitality – March 2011*

19

Competitive Overview

- Hyatt's competitive bid process demonstrated Roomlinx's solution superior to incumbent platforms
  - Roomlinx delivered enhanced guest experience for internet, entertainment and on-site hotel services
  - Hotels regained local brand control and realized multiple ways to monetize the Roomlinx platform
- Roomlinx's flexible platform designed to evolve with guest demand and entertainment tastes over time

Incumbent Solutions

- LodgeNet currently has the largest in-room guest market share
  - Currently in ~1.5 million hotel rooms
  - Legacy technology and infrastructure limits flexibility to offer enhanced services beyond VoD and FTG TV
  - Highly dependent on rapidly declining VoD revenes
  - High debt levels and financial turmoil create disruption
- Roomlinx key differentiators to LodgeNet
  - Derives revenue from multiple streams for Roomlinx and the hotel operator
  - Scalable, dynamic and customizable platform
  - Hotel responsible for installation costs
  - Fully integrated into hotel's back office applications

Emerging Solutions

- Various emerging systems exist
  - But, no other companies with a large validating contract
  - Systems do not offer full range of Roomlinx capabilities
  - Main offerings are internet and VoD
  - Competitors lack advertising, SmartEvent management, back-end/back-office capabilities
- Emerging systems take years to develop
  - Large investment
  - Risk of not winning contracts
  - Need to have contract with large hotel group for system validation
  - Roomlinx has huge headstart with Hyatt and premium content partners

20

Short Term Growth Strategy

• Successfully execute Hyatt roll-out

 Execute large scale roll-out and operate service at scale

• Disruptive business model

 Continue to prove the platform drives monetary benefit to the hotel

Estimated Current Property Property Benefit Benefit per room per room per Current Partnership Programs per month Expected Programs month

Advertising (local, & national) $1.00-$2.00 Dish, Starz, & HP Property Benefit $4.79 SmartEvent $1.00-$8.00 Property Profit from RMLX iTV $3-$13 Search engine and Afiliate $.25-$1.00

Total Property Benefit $7-$17 Estimated Property Benefit $2.25-$11.00

Build Superior Customer Loyalty and Become the Consumer Standard Within Hotel

21 Rooms

Proprietary SmartEvent App

Value Proposition:

Unique app to communicate key event messaging through the guest room TV. •Customizable •Interactive •Eco-Friendly •Private •Cost-Effective

Case Study

Customer: Fortune 500 company annual sales meeting (900 ppl)

Property: Hyatt New Orleans

Price: $6,000

4 day event generated $5 per room per month in revenue

Event Term: 4 days

Balance Sheet & Capital Structure

As of September 30, 2012

Cash and Cash Equivalents $2,930,993 Available Line of Credit $19,824,000 Other Debt $52,399 Preferred Stock $144,000

Common Shares Outstanding 6,405,413 Shares of Common Stock, fully-diluted 8,882,954

Stock Price (12/3/12) $1.80 Market Capitalization (12/3/12) $11.5MM

Key Takeaways

• Roomlinx iTV is an evolutionary technology platform

• Current market leader is in financial distress

• Roomlinx proving system can more than pay for itself

• Hyatt contract represents up to $10MM of recurring gross margin per year

• Hyatt agreement is just the tip of the iceberg!

Thank You! 25

Thank You! 25